                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) MARCH 25, 1999

                             BLYTH INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

               Delaware             1-13026             36-2984916
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           (State or other        (Commission         (IRS Employer
           jurisdiction of        File Number)       Identification No.)
           incorporation)


               100 Field Point Road, Greenwich, Connecticut 06830
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (203) 661-1926

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.       Other Events

         See Exhibit 99.1 attached hereto.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

             99.1 Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BLYTH INDUSTRIES, INC.



Date: April 1, 1999                    By: /s/ Bruce D. Kreiger
                                          --------------------------------------
                                       Name: Bruce D. Kreiger
                                       Title: Vice President & General Counsel